Exhibit 24

                                POWER OF ATTORNEY

      Each person whose signature appears below constitutes and appoints John Van Dijk and Janice M. Pearce, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, in any and all capacities, to sign this registration statement to be filed by Pacific Financial Corporation, relating to 100,000 shares of its common stock, par value $1.00, issuable pursuant to its 2000 Stock Incentive Compensation Plan, together with 15,710 shares subject to outstanding options under prior stock option plans, as well as any and all amendments (including post-effective amendments) to such registration statement and to file the same, with exhibits, with the Securities and Exchange Commission. In addition, each of the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 15th day of May, 2000.

            Signature                                 Title

      Principal Executive Officer and Director:

      /s/ DENNIS A. LONG                              President and Director
      ------------------------------------
      Dennis A. Long

      Principal Financial and Accounting Officer:

      /s/ JOHN VAN DIJK                               Treasurer
      ------------------------------
      John Van Dijk


      A majority of the Board of Directors:


      /s/ JOSEPH A. MALIK                             Director   and  Chairman
      ------------------------------------            of the Board
      Joseph A. Malik

      /s/ ROBERT J. WORRELL                           Director and
      ------------------------------                  Chief Executive Officer
      Robert J. Worrell

      /s/ GARY C. FORCUM                              Director
      ------------------------------------
      Gary C. Forcum

      /s/ DUANE E. HAGSTROM                           Director
      ------------------------------
      Duane E. Hagstrom

      /s/ ROBERT A. HALL                              Director
      ------------------------------------
      Robert A. Hall

      /s/ SIDNEY R. SNYDER                            Director
      ------------------------------
      Sidney R. Snyder

      /s/ WALTER L. WESTLING                          Director
      ------------------------------
      Walter L. Westling

      /s/ DAVID L. WOODLAND                           Director
      ------------------------------
      David L. Woodland